EXHIBIT 99.1

CNET Networks, Inc.
Consolidated Statements of Operations
Unaudited
(000s, except per share data)

                                                    Three Months Ended               Year Ended
                                                         June 30,                     June 30,
                                               --------------------------   --------------------------
                                                   2002          2001           2002          2001
                                               ------------  ------------   ------------  ------------
Revenues. . . . . . . . . . .  . . . . . . .
    Internet . . . . . . . . . . . . . . . .  $     44,356  $     59,717   $     87,736  $    126,370
    Publishing . . . . . . . . . . . . . . .        12,882        11,372         25,154        19,871
                                               ------------  ------------   ------------  ------------
    Total revenue . . . . . . . . . . . . . .       57,238        71,089        112,890       146,241

Operating expenses:
   Cost of revenues . . . . . . . . . . . . .       37,177        45,254         74,312        88,016
   Sales and marketing . . . . . . . . . . .        20,230        34,357         40,984        73,548
   General and administrative. . . . . . . .        15,990        10,534         28,749        20,143
   Depreciation. . . . . . . . . . . . . . .         6,766         5,957         13,007        11,553
   Amortization of goodwill and
    intangibles assets. . . . . . . . . . . .       12,186       206,794         24,245       412,254
                                               ------------  ------------   ------------  ------------
    Total operating expenses . . . . . . . .        92,349       302,896        181,297       605,514
                                               ------------  ------------   ------------  ------------
    Operating income (loss) . . . . . . . . .      (35,111)     (231,807)       (68,407)     (459,273)

Non-operating income (expense):
   Realized gains on sale of investments . .            98           909          2,434         9,100
   Realized losses on sale of investments . .          (47)       (1,442)           (73)       (8,129)
   Realized losses on impairment
     of public investments . . . . . . . . .          (154)       (1,385)          (154)      (26,840)
   Realized losses on impairment
     of private investments . . . . . . . . .         (500)            -         (8,139)      (89,271)
   Interest income.. . . . . .  . . . . . . .        1,267         3,226          2,639         7,419
   Interest expense. . . . . .  . . . . . . .       (2,579)       (4,623)        (5,357)       (9,161)
   Other. . . . . . . . . . . . . . . . . . .         (101)         (290)          (104)         (889)
                                               ------------  ------------   ------------  ------------
    Total non-operating income (expense). . .       (2,016)       (3,605)        (8,754)     (117,771)
                                               ------------  ------------   ------------  ------------
    Income (loss) before income taxes  . . .       (37,127)     (235,412)       (77,161)     (577,044)

     Income tax expense (benefit) . . . . . .      (11,309)      (17,289)       (20,293)      (42,346)
                                               ------------  ------------   ------------  ------------

   Net loss. . . . . . . . . . . . . . . . .  $    (25,818) $   (218,123)  $    (56,868) $   (534,698)
                                               ============  ============   ============  ============

Basic and diluted net loss per share. . . . . $      (0.19) $      (1.60)  $      (0.41) $      (3.93)
                                               ============  ============   ============  ============
Shares used in calculating
  basic and diluted per share . . . . . . . .  138,772,593   136,516,524    138,720,732   136,018,075
                                               ============  ============   ============  ============

Note: Effective January 1, 2002, the Company adopted the provisions of Statement of Financial
Accounting Standards No. 142, "Goodwill and Other Intangible Assets" (SFAS 142). Under SFAS 142,
goodwill is no longer amortized, beginning January 1, 2002. If the non-amortization provision of
SFAS 142 had been effective in 2001, net loss and basic and diluted net loss per share for the three months ended June 30, 2001, would have been $(24,843), $(0.18) and $(0.18), respectively, and for the six months ended June 30, 2001 would have been $(147,974), $(1.09) and $(1.09), respectively.

CNET NETWORKS, INC.
Consolidated Balance Sheets
Unaudited
(000s except per share data)

                                                    June 30,      December 31,
                                                         2002          2001
                                                    ------------  ------------
Assets
Current assets
     Cash and cash equivalents . . . . . . . . . . $     94,120  $     93,439
     Investments in marketable debt securities . .       39,851        46,760
     Accounts receivable, net. . . . . . . . . . .       46,695        56,495
     Other current assets. . . . . . . . . . . . .       18,674        29,472
                                                    ------------  ------------
       Total current assets . . . . . . . . . . .       199,340       226,166

Investments in marketable debt securities . . . .        73,080        76,777
Restricted cash . . . . . . . . . . . . . . . . .        15,762        16,270
Property and equipment, net . . . . . . . . . . .        76,674        79,043
Other assets . . . . . . . . . . . . . . . . . . .       26,634        41,036
Goodwill and intangible assets, net . . . . . . .       360,017       375,488
                                                    ------------  ------------
       Total assets . . . . . . . . . . . . .  . .      751,507       814,780
                                                    ============  ============

Liabilities and Stockholders' Equity
Current liabilities
     Accounts payable. . . . . . . . . . . . . . . $      7,541  $      7,324
     Accrued liabilities . . . . . . . . . . . . .       73,204        80,224
     Current portion of long-term debt . . . . . .           77            77
                                                    ------------  ------------
        Total current liabilities. . . . . . . . .       80,822        87,625

Non-current liabilities:
     Long-term debt . . . . . . . . . . . . . . .       176,886       176,457
     Other long term liabilities  . . . . . . . .         5,959         7,199
                                                    ------------  ------------
        Total liabilities  . . . . . . . . . . . .      263,667       271,281

Stockholders' equity:
     Common stock; $0.0001 par value; 400,000,000
      shares authorized; 138,895,099 outstanding at
      June 30, 2002 and 138,300,625 outstanding
      at December 31, 2001. . . . . . . . . . . .            14            14
     Notes receivable from stockholders . . . . .          (397)         (563)
     Additional paid-in-capital. . . . . . . . . .    2,698,580     2,695,443
     Other comprehensive income. . . . . . . . . .      (15,345)      (12,789)
     Deferred stock compensation . . . . . . . . .            -          (481)
     Retained deficit . . . . . . . . . . . . . .    (2,164,584)   (2,107,716)
     Treasury stock, at cost . . . . . . . . . . .      (30,428)      (30,409)
                                                    ------------  ------------
        Total stockholders' equity . . . . . . . .      487,840       543,499
                                                    ------------  ------------

        Total liabilities and stockholders' equity $    751,507  $    814,780
                                                    ============  ============

CNET NETWORKS, Inc.
Consolidated Statements of Cash Flows
Unaudited
(000s)

                                                                    Six Months Ended
                                                                        June 30,
                                                             --------------------------
                                                                 2002          2001
                                                             ------------  ------------
Cash flows from operating activities:
Net loss. . . . . . . . . . . . . . . . . . . . . . . . .    $   (56.868)  $  (534,698)
Adjustments to reconcile net loss to net
   cash used in operating activities:
     Depreciation and amortization. . . . . . . . . . . .         37,256       425,343
     Noncash interest. . . . . . . . . . . . . . . . . . .           548         3,078
     Deferred taxes. . . . . . . . . . . . . . . . . . . .         9,557       (39,774)
     Allowance for doubtful accounts. . . . . . . . . . .          4,899         8,274
     Services exchanged for cost method investments. . . .             -        (4,697)
     (Gain) loss on sale and impairment of marketable
       securities and privately held investments . . . . .         6,056       115,140
     (Gain) loss on sale and impairment of marketable
       debt securities . . . . . . . . . . . . . . . . . .          (119)            -
     Foreign currency translation gain (loss). . . . . . .        (2,618)          920
     Loss on disposal of fixed assets. . . . . . . . . . .           128             -
     Changes in operating assets and liabilities,
       net of acquisitions:
        Accounts receivable . . . . . . . . . . . . . . .          4,988        32,720
        Other assets. . . . . . . . . . . . . . . . . . .          1,495       (14,077)
        Accounts payable. . . . . . . . . . . . . . . . .            159        (9,830)
        Accrued liabilities . . . . . . . . . . . . . . .         (8,720)      (28,830)
        Other long term liabilities . . . . . . . . . . .         (1,068)       (2,050)
        Benefit from exercise of stock options . . . . . .             -         3,602
                                                             ------------  ------------

         Net cash used in operating activities . . . . . .        (4,307)      (44,879)
                                                             ------------  ------------
Cash flows from investing activities:
  Capital expenditures . . . . . . . . . . . . . . . . . .       (10,572)      (19,895)
  Purchase of marketable equity securities. . . . . . . .              -       (40,988)
  Purchase of marketable debt securities. . . . . . . . .        (94,295)            -
  Proceeds from sale of marketable debt securities. . . .        106,835        96,890
  Proceeds from sale of marketable equity securities. . .            144        23,941
  Proceeds from sales of (investments in)                              -             -
   privately held companies . . . . . . . . . . . . . . .          3,000        (8,002)
  Net cash acquired (paid for) acquisitions . . . . . . .         (4,022)            -
  Other . . . . . . . . . . . . . . . . . . . . . . . . .              -             -
                                                             ------------  ------------
         Net cash provided by (used in)                                -             -
          investing activities. . . . . . . . . . . . . .          1,090        51,946
                                                             ------------  ------------
Cash flows from financing activities:
  Purchase of treasury stock. . . . . . . . . . . . . . .             (2)            -
  Payments received on stockholders' notes. . . . . . . .            149             -
  Net proceeds from issuance of common stock. . . . . . .              -             -
  Proceeds from debt. . . . . . . . . . . . . . . . . . .              -             -
  Net proceeds from employee stock purchase plan. . . . .            478         1,405
  Net proceeds from exercise of options and warrants. . .          3,136        10,001
  Principal payments on capital leases. . . . . . . . . .           (207)            -
  Principal payments on borrowings. . . . . . . . . . . .            (42)         (862)
                                                             ------------  ------------
         Net cash provided by financing activities. . . .          3,512        10,544
                                                             ------------  ------------
Net increase in cash and cash equivalents. . . . . . . . .           295        17,611
Effect of exchange rate changes on cash and                            -             -
  cash equivalents . . . . . . . . . . . . . . . . . . . .           386          (327)
Cash and cash equivalents at beginning of period  . . . .         93,439       167,301
                                                             ------------  ------------
Cash and cash equivalents at end of period  . . . . . . .    $    94,120   $   184,585
                                                             ============  ============

CNET NETWORKS, Inc.
Segments
Unaudited
(000s)

CNET's reporting structure changed significantly over the period since the acquisition of the ZDNet business. After review of the internal financial reporting structure once that business was fully integrated, it was determined that CNET's primary areas of measurement and decision-making include three principal business segments - U.S. Media, International Media and Channel
Services.  U.S. Media consists of an online network including sites providing sources of technology information, as well as shopping services, a technology print publication, and a radio broadcast providing technology news and information.  International Media includes the delivery of online technology information and several technology print publications.  Channel Services includes a licensed product database and an online technology marketplace for resellers, distributors and manufacturers.  Management believes that segment operating income (loss) before depreciation and amortization is an appropriate measure of evaluating the operating performance of the company's segments.
However, segment operating income (loss) before depreciation and amortization should not be considered a substitute for operating income, cash flows or other measures of financial performance prepared in accordance with generally accepted accounting principles.

                                              Three months ended June 30, 2002
                                -----------------------------------------------------------
                                           International Channel
                                U.S. Media    Media      Services    Other(1)      Total
                                ---------- ------------ ----------  ----------   ----------

   Revenues. . . . . . . . .  $    46,730 $      6,747 $    3,761 $         -  $    57,238

   Operating expenses . . . .      51,879        8,681      5,094      26,695       92,349
                                ---------- ------------ ----------  ----------   ----------
    Operating loss . . . . .  $    (5,149)$     (1,934)$   (1,333)$   (26,695) $   (35,111)
                                ========== ============ ==========  ==========   ==========

                                             Three months ended June 30, 2001
                                -----------------------------------------------------------
                                           International Channel
                                U.S. Media    Media      Services    Other(1)      Total
                                ---------- ------------ ----------  ----------   ----------

   Revenues. . . . . . . . .  $    59,050 $      8,388 $    3,651 $         -  $    71,089

   Operating expenses . . . .      68,596       12,009      6,284     216,007      302,896
                                ---------- ------------ ----------  ----------   ----------
    Operating loss . . . . .  $    (9,546)$     (3,621)$   (2,633)$  (216,007) $  (231,807)
                                ========== ============ ==========  ==========   ==========

                                             Six months ended June 30, 2002
                                -----------------------------------------------------------
                                           International Channel
                                U.S. Media    Media      Services    Other(2)      Total
                                ---------- ------------ ----------  ----------   ----------

   Revenues. . . . . . . . .  $    93,833 $     11,827 $    7,230 $         -  $   112,890

   Operating expenses . . . .     106,043       16,888     10,443      47,923      181,297
                                ---------- ------------ ----------  ----------   ----------
    Operating loss . . . . .  $   (12,210)$     (5,061)$   (3,213)$   (47,923) $   (68,407)
                                ========== ============ ==========  ==========   ==========

                                             Six months ended June 30, 2001
                                -----------------------------------------------------------
                                           International Channel
                                U.S. Media    Media      Services    Other(2)      Total
                                ---------- ------------ ----------  ----------   ----------

   Revenues. . . . . . . . .  $   124,561 $     14,387 $    7,293 $         -  $   146,241

   Operating expenses . . . .     140,392       22,296     11,044     431,782      605,514
                                ---------- ------------ ----------  ----------   ----------
    Operating loss . . . . .  $   (15,831)$     (7,909)$   (3,751)$  (431,782) $  (459,273)
                                ========== ============ ==========  ==========   ==========

(1) For the three months ended June 30, 2002, other represents operating expenses related to realignment of $7,743, depreciation of $6,766 and
amortization of $12,186.   For the three months ended June 30, 2001, other
represents operating expenses related to integration of $3,256, depreciation of
$5,957 and amortization of $206,794.

(2) For the six months ended June 30, 2002, other represents operating expenses related to realignment and integration of $10,671, depreciation of
$13,007 and amortization of $24,245.  For the six months ended June 30, 2001, other represents operating expenses related to integration of $7,975, depreciation of $11,553 and amortization of $412,254.